                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         TRANSCRYPT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                         TRANSCRYPT INTERNATIONAL, INC.
                               4800 NW 1ST STREET
                            LINCOLN, NEBRASKA 68521

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 6, 1997

TO EACH STOCKHOLDER OF TRANSCRYPT INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Transcrypt International, Inc. (the "Company"), which will be held on Tuesday, May 6, 1997, at 10:00 o'clock a.m., Central Time, at the Company's offices located at 4800 NW 1st Street, Lincoln, Nebraska 68521, for the following purposes, all as set forth in the attached Proxy Statement:

     (1) To elect two directors to serve until the election of directors in 2000 and until their respective successors are elected and have qualified. The nominees of the Board of Directors are Thomas R. Larsen and Winston
         J. Wade, each of whom is currently a director of the Company;

     (2) To consider and act on the ratification of Coopers & Lybrand L.L.P. as independent public accountants for the Company for its fiscal year ended December 31, 1997; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 12, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any and all adjournments thereof.

     The Bylaws of the Company provide for the nomination of directors at the Meeting in the following manner:

     Section 7. STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS. Nominations for election to the Board of Directors of the Corporation at a meeting of the stockholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting. Any nominations, other than those made by or on behalf of the Board of Directors, and any proposal by any stockholder to transact any corporate business . . . shall be made by notice in writing and mailed by certified mail to the Secretary of the Corporation and . . . received no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days' notice of a meeting of stockholders is given to the stockholders, such notice of proposed business or nomination by such stockholder shall have been made or delivered to the Secretary of the Corporation not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed. A notice of nominations by stockholders shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVED MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE SEPARATELY COMPLETED AND RETURNED. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

     IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                                          By Order of the Board of Directors

                                          Rebecca L. Schultz
                                          Corporate Secretary

Dated: April 4, 1997

                         TRANSCRYPT INTERNATIONAL, INC.
                               4800 NW 1ST STREET
                            LINCOLN, NEBRASKA 68521

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 6, 1997

     This proxy statement is furnished to stockholders of Transcrypt International, Inc. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, May 6, 1997, and at any and all adjournments thereof, for the purposes set forth in the foregoing notice of the Meeting.

     This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about April 4, 1997.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

               THE DATE OF THIS PROXY STATEMENT IS APRIL 4, 1997.

                                  INTRODUCTION

MATTERS TO BE CONSIDERED

     At the Meeting, the stockholders of the Company will vote upon (i) the election of two directors; (ii) the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for its fiscal year ended December 31, 1997; and (iii) such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be brought before the Meeting other than those described in this Proxy Statement.

VOTING RIGHTS AND VOTES REQUIRED

     The Board of Directors has fixed March 12, 1997 as the date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding 9,283,078 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), of which 9,065,536 shares were entitled to vote.

     A majority of the outstanding shares of Common Stock entitled to vote at the Meeting must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. The holder of record of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held on each matter to be presented at the Meeting.

     In the election of directors, the two candidates receiving the highest number of votes at the Meeting will be elected as directors. In order to approve the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and properly voting at the Meeting will be required. For the purpose of determining whether such proposals have received the necessary votes to be approved, neither abstentions nor broker non-votes will be included in the vote totals, with the result that abstentions and broker non-votes will have no effect.

     In the event that the votes necessary to approve any of the foregoing proposals have not been obtained by the date of the Meeting or a quorum is not present at the Meeting, the Chairman of the Meeting may, in his discretion, adjourn the Meeting from time-to-time to permit the solicitation of additional proxies by the Board of Directors.

SOLICITATION AND VOTING OF PROXIES

     In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated John T. Connor and Terry L. Fairfield as proxies. Common Stock represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, Common Stock represented by any properly executed proxy will be voted "FOR" the election of each of the nominees listed below under "Election of Directors," and "FOR" the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company. The Board of Directors is not aware of any other matters that will come before the Meeting other than as described above.

     A stockholder may revoke his or her proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument of revocation or a valid proxy bearing a later date, or by attending the Meeting and requesting that such proxy be revoked. Attendance at the Meeting will not, in itself, constitute revocation of a previously granted proxy.

     The expense of this proxy solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers and other employees of the Company, who will receive no additional compensation therefor. The Company will reimburse persons holding Common Stock in their names or the names of their nominees but not owning such Common Stock beneficially (such as brokerage houses, banks and other fiduciaries) for the expense of forwarding soliciting material to their principals.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 31, 1996 by (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (ii) each director, (iii) each Named Executive Officer (as defined below) and (iv) all executive officers and directors as a group.

                                                                    AMOUNT
                                                                 BENEFICIALLY     PERCENT OF
                       NAME OF BENEFICIAL OWNER                     OWNED          CLASS(1)
        -------------------------------------------------------  ------------     ----------
        John T. Connor(2)......................................     1,945,785        20.1%
          2504 Ridge Road
          Lincoln, Nebraska 68512
        Janice K. Connor(3)....................................     1,556,528        16.8
          2504 Ridge Road
          Lincoln, Nebraska 68512
        Farm Bureau Insurance Company..........................     1,154,168        12.4
          5400 University Avenue
          Des Moines, Iowa 50265
        University of Nebraska Foundation......................     1,056,622        11.4
          1111 Lincoln Mall, Suite 200
          P.O. Box 82555
          Lincoln, Nebraska 68501-2555
        First Commerce Bancshares, Inc.(4).....................       681,692         7.3
          NBC Center, 3rd Floor
          13th & O Streets
          Lincoln, Nebraska 68508
        Estate of Harold S. Myers(5)...........................       791,281         8.5
          635 South 14th Street, Suite 320
          Lincoln, Nebraska 68508
        Terry L. Fairfield(6)(7)...............................         1,000           *
        Jeffery L. Fuller(6)...................................       163,829         1.7
        Thomas E. Henning(8)...................................         1,000           *
        Thomas R. Larsen(6)....................................         1,000           *
        Thomas C. Smith(6).....................................         1,000           *
        Thomas R. Thomsen(6)...................................         7,553           *
        Winston J. Wade(6)(9)..................................         7,553           *
        C. Eric Baumann(6).....................................        32,766           *
        Joel K. Young(6).......................................        32,766           *
        All executive officers and directors as a group (11
          persons).............................................     2,227,018        24.0%

---------------

 *  Less than 1%

(1) Shares of Common Stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of March 17, 1997, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 714,033 shares held of record by Janice K. Connor and 95,358 shares held by or in trust for other members of the Connor family, of which Mr. Connor disclaims beneficial ownership, and 389,257 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997.

(3) Includes 747,137 shares held of record by John T. Connor and 95,358 shares held by or in trust for other members of the Connor family, of which Mrs. Connor disclaims beneficial ownership.

(4) Shares of Common Stock owned by First Commerce Bancshares, Inc. include 217,542 shares of Non-Voting Common Stock. Pursuant to the Company's Certificate of Incorporation, upon the disposition of the Non-Voting Common Stock by First Commerce Bancshares, Inc., voting rights will be restored to these shares.

(5) Mr. Myers, prior to his death on December 26, 1996, was a director and principal stockholder of the Company. The amounts indicated include 391,299 shares held by the Estate of Harold S. Myers, 71,949 shares held by the Harold S. Myers III Trust, for which Mr. Myers served as the Trustee, and 328,033 shares held by or in trust for members of the Myers family.

(6) Consists of shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997.

(7) Does not include shares held by the University of Nebraska Foundation, of which Mr. Fairfield serves as President and Chief Executive Officer.

(8) Does not include 340,972 shares held by The Security Mutual Life Insurance Company, of which Mr. Henning serves as President, Chief Executive Officer and director.

(9) Does not include shares held by the University of Nebraska Foundation, of which Mr. Wade serves as director.

                             ELECTION OF DIRECTORS

     The Board of Directors consists of eight members, and is divided into three classes designated as Class I (consisting of two members), Class II (consisting of three members) and Class III (consisting of three members). The members of Class I, whose terms of office expire in 1997, are Thomas R. Larsen and Winston
J. Wade. Messrs. Larsen and Wade have been nominated for re-election to terms expiring in 2000. The members of Class II, whose terms of office expires in 1998, are Jeffery L. Fuller, Thomas R. Thomsen and Thomas C. Smith. The members of Class III, whose terms of office expires in 1999, are John T. Connor, Terry
L. Fairfield and Thomas E. Henning. Each director's term of office expires at the Annual Meeting of Stockholders in the year in which his term expires and when his successor is elected and has qualified.

NOMINEES FOR ELECTION

     The Company's Bylaws provide that the Board of Directors or a nominating committee of the Board may select management nominees for election as directors. The Board of Directors will consider nominees recommended by stockholders, if such recommendations are made in writing and are delivered to the Secretary of the Company in accordance with the procedures for stockholder nominations described in the Company's Bylaws.

     The nominees of the Board of Directors for election of Class I directors at the Meeting are Thomas R. Larsen and Winston J. Wade. Each such nominee is an incumbent director and has consented to being named as a nominee for election of directors in this Proxy Statement and to serving as a director if elected. Unless otherwise indicated on a proxy, each proxy will be voted for the election of such individuals to serve until the annual meeting of stockholders to be held in 2000 and until their successors are elected and have qualified.

     Although the Board of Directors does not know of any reason why any nominee will be unavailable for election, in the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ELECTION OF THE NOMINEES NAMED ABOVE AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THEM AS A DIRECTOR OF THE COMPANY.

     The following sets forth, as of March 17, 1997, certain information concerning each of the individuals nominated for election as a director (Class
I) at the Meeting:

      NAME AND AGE                    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------  ------------------------------------------------------------------
Thomas R. Larsen (52)      Mr. Larsen has served as a director of the Company since October
                           1995. Mr. Larsen has been a certified public accountant since 1975 and is currently President and Chief Executive Officer of Larsen,
                           Bryant & Porter, CPAs, P.C., a public accounting, tax and
                           consulting firm. Mr. Larsen is also a director of Smith Hayes
                           Trust, Inc., a mutual fund management company.
Winston J. Wade (58)       Mr. Wade has served as a director of the Company since July 1996.
                           Since February 1996, he has served as managing director of BPL
                           U.S. West Cellular. From November 1990 to February 1996, he held numerous management positions with U.S. West Communications, serving most recently as Vice President of Network Operations. Mr.
                           Wade also serves as a director of the University of Nebraska
                           Foundation.

     The following sets forth, as of March 17, 1997, certain information concerning each of the Company's Class II directors:

      NAME AND AGE                    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------  ------------------------------------------------------------------
Jeffrey L. Fuller (43)     Mr. Fuller has served as the Company's President and Chief
                           Operating Officer since July 1995 and has served as a director since July 1996. Mr. Fuller has served for over 20 years in managerial positions at various wireless communications product manufacturers, including Motorola, General Electric Mobile Radio
                           Communications, Inc. and Icom America, Inc. From January 1990 to
                           July 1995, he held several management positions with E.F. Johnson
                           Co., a manufacturer and distributor of wireless communication products, serving most recently as Vice President North American
                           Sales and executive officer in charge of the North American business unit.
Thomas R. Thomsen (61)     Mr. Thomsen has served as a director of the Company since July
                           1995. Since August 1995, he has served as Chairman of the Board of
                           Directors and Chief Executive Officer of Lithium Technology
                           Corporation ("LTC"), a public company that manufactures
                           rechargeable batteries. Mr. Thomsen has served as a director of
                           LTC since February 1995. In January 1990, Mr. Thomsen retired as
                           President of AT&T Technologies, after holding numerous senior management positions including director of Sandia Labs, Lucent
                           Technologies and Oliveti Inc. Mr. Thomsen also serves as a director of the University of Nebraska Technology Park.
Thomas C. Smith (51)       Mr. Smith has served as a director of the Company since October
                           1995 and was originally appointed director as a representative of the Farm Bureau Insurance Company, a principal stockholder of the
                           Company. Since December 1985, he has been Chairman of the Board of
                           Directors and President of Consolidated Investment Corporation,
                           the parent company of Smith Hayes Financial Services Corporation, a financial services firm, and Conley Smith Inc., a registered investment advisor. Mr. Smith is the chairman of both subsidiaries and President of Smith Hayes Financial Services Corporation. He is
                           also a director of the Nebraska Research and Development Authority and First Mid-America Finance Corporation.

     The following sets forth, as of March 17, 1997, certain information concerning each of the Company's Class III directors:

      NAME AND AGE                    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------  ------------------------------------------------------------------
John T. Connor (53)        Mr. Connor led the investor group which purchased the Company from its founder in 1991. Mr. Connor has served as Chief Executive
                           Officer and Chairman of the Board of Directors of the Company
                           since December 1991. From 1969 to June 1991, he held numerous senior management positions with Deloitte & Touche LLP, an international accounting, tax and consulting firm, and its predecessor firm, Touche Ross & Co., including National Director of Tax, Associate Managing Partner, Mid-Atlantic Regional Managing
                           Partner and a member of the management committee and Board of
                           Directors.
Terry L. Fairfield (48)    Mr. Fairfield has served as a director of the Company since
                           December 1991. Since 1987, he has served as President and Chief
                           Executive Officer of the University of Nebraska Foundation, a
                           nonprofit corporation. Mr. Fairfield also serves as a director of
                           Aliant Communications Inc., a Nasdaq NMS listed, public
                           telecommunications company.
Thomas E. Henning (44)     Mr. Henning was appointed to serve the remaining term as director for Harold S. Myers, a former director of the Company who passed away in December 1996. Mr. Henning previously served as director of the Company or its predecessor from February 1993 through July
                           1996. Mr. Henning has, since February 1995, served as President,
                           Chief Executive Officer and director of The Security Mutual Life
                           Insurance Company, a life insurance, annuity and pension products company, and also serves as a director of National Bank of
                           Commerce, a subsidiary of First Commerce Bancshares, Inc., a publicly-held, exchange-listed bank holding company.

     The following sets forth, as of March 17, 1997, certain information concerning each of the Company's executive officers, other than Messrs. Connor and Fuller:

      NAME AND AGE                    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------  ------------------------------------------------------------------
C. Eric Baumann (31)       Mr. Baumann has served as the Company's Vice President of Sales and Distribution since November 1996, and from January to November
                           1996 served as Vice President of Sales and Marketing. From
                           November 1995 to January 1996, he served as the Vice President of
                           Sales. From January 1990 to November 1995, he held numerous positions at E.F. Johnson Co., a manufacturer and distributor of wireless communication products, serving most recently as Director
                           North American Sales and Telemetry.
Randal P. Hansen (34)      Mr. Hansen joined the Company as Vice President of Finance and
                           Chief Financial Officer in August 1996. From January 1986 to
                           August 1996, he held numerous positions with KPMG Peat Marwick
                           LLP, an international public accounting firm, serving most recently as a Senior Audit Manager. Mr. Hansen is a licensed
                           Certified Public Accountant.
Michael P. Wallace (35)    Mr. Wallace joined the Company as Vice President of Operations in
                           February 1994. From December 1989 to February 1994, he served as the Electric Card Assembly and Test Engineering Manager of
                           Scientific Atlanta Inc., a manufacturer and distributor of broadband communications products.
Joel K. Young (32)         Mr. Young joined the Company as Vice President of Engineering in
                           February 1996. From 1986 to January 1996, he held numerous positions with the former AT&T Bell Laboratories, a
                           telecommunications research company, and specialized in signaling, network implementation and voice processing. He served most recently as District Manager, AT&T Business Communication
                           Services. Mr. Young has been awarded five patents on various telecommunications systems and techniques.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has four committees, an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. The Audit Committee, comprised of Messrs. Henning, Smith and Larsen, oversees actions taken by the Company's independent auditors and reviews the Company's internal accounting controls. The Compensation Committee, comprised of Messrs. Fairfield, Thomsen and Wade, is responsible for determining the Company's compensation policies and administering the Company's compensation plans and 1996 Stock Incentive Plan. The Compensation Committee also reviews the compensation levels of the Company's employees and makes recommendations to the Board regarding changes in compensation. The Executive Committee, comprised of Messrs. Connor, Fuller and Fairfield, has the power to act on behalf of the Board of Directors on matters pertaining to the day-to-day operations of the Company. The Nominating Committee, comprised of Messrs. Fairfield, Connor and Thomsen, recommends to the Board of Directors nominees for election to the Board.

     The Compensation Committee of the Board of Directors consists of Messrs. Fairfield, Thomsen and Wade, none of whom has been or is an officer or employee of the Company. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

     The members of the Company's Board of Directors are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. The Company pays to each director who is not employed by the Company, subject to a limitation of $5,000 plus expenses per calendar year, $1,000 for each board meeting attended and $400 for each committee meeting attended.

     During 1996, the Board of Directors held eleven meetings. Each director attended at least 75% of the aggregate meetings of the Board of Directors and the committees of which he was a member in 1996.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation earned by or paid to, for services rendered in 1996 and 1995 (or for such shorter period that the individual was employed by the Company), the Company's Chief Executive Officer and the other executive officers who received cash compensation in excess of $100,000 in such years (collectively, the "Named Executive Officers"). No other executive officer of the Company received salary and bonus in excess of $100,000 during 1996.


                                                 ANNUAL COMPENSATION                LONG-TERM      ALL OTHER(7)
                                       ----------------------------------------    COMPENSATION    COMPENSATION
         NAME AND PRINCIPAL                                             OTHER      ------------    ------------
              POSITIONS                YEAR     SALARY     BONUS(1)     ANNUAL      OPTIONS #
-------------------------------------  ----    --------    --------    --------    ------------
John T. Connor                         1996    $172,885    $20,000     $210,000(2)         --        $  8,716
  President and                        1995     169,808     86,830           --            --           4,760
  Chief Executive Officer
Jeffery L. Fuller                      1996    $156,923    $20,000           --            --        $  1,440
  President, Chief                     1995      66,346(3)  14,840           --       163,829          25,066
  Operating Officer and Director
C. Eric Baumann                        1996    $103,000    $    --     $ 58,254(5)         --        $ 14,705
  Vice President of Sales              1995      15,054(4)   3,168          154(5)     32,766              --
  and Distribution
Joel K. Young                          1996    $ 88,461(6) $    --           --        32,766        $ 36,852
  Vice President
  of Engineering

---------------

(1) Bonuses listed were earned during indicated year and paid in the following year.

(2) Represents remaining amount due to Mr. Connor for deferred fees payable under his employment contract.

(3) Represents salary at the rate of $150,000 per year beginning in July 1995.

(4) Represents salary at the rate of $103,000 per year beginning in November
    1995.

(5) Represents sales commissions earned by Mr. Baumann.

(6) Represents salary at the rate of $100,000 per year beginning in February
    1996.

(7) Represents contributions to the Company's 401(k) Profit Sharing & Savings Plan, moving allowances and personal use of Company-owned automobiles.

1996 STOCK INCENTIVE PLAN

     Effective as of September 6, 1996, the Company established the 1996 Stock Incentive Plan (the "Plan"), in order to enable the Company to attract, retain and motivate its employees, non-employee directors and independent contractors by providing for or increasing the proprietary interests of such employees, non-employee directors and independent contractors in the Company. The Company's stockholders approved the Plan on September 18, 1996. Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee"), and any nonemployee director (a "Non-Employee Director") or independent contractor of the Company (an "Independent Contractor," or, together with the Employees and the Non-Employee Directors, the "Eligible Persons") is eligible to be considered for the issuance of (i) shares of Common Stock, $0.01 par value per share, of the Company or of any other class of security of the Company which is convertible into shares of the Company's Common Stock ("Shares") or (ii) a right or interest with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock, which right or interest may, but need not, constitute a "Derivative Security," as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time.

     Effective as of June 30, 1996, the Company converted from a limited partnership form of organization to a Subchapter "C" corporation (the "Reorganization"). Pursuant to the Reorganization, the Company assumed all of the outstanding options (the "Partnership Options") to acquire limited partnership interests in the Company's predecessor (the "Partnership"), which were granted pursuant to the terms of the Partner-ship's 1992 Partnership Interest Option Plan (the "Partnership Option Plan"), with each Partnership Option becoming an option to acquire the same number of shares of Common Stock of the Company at the same exercise price and on the same terms and conditions as set forth in the Partnership Option Agreement entered into with the optionee. As a result of this arrangement, the Company issued an aggregate of 716,916 options under the Plan in the Reorganization in exchange for Partnership Options, all of which are vested.

     Grants made pursuant to the Plan are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and a grant made pursuant to the Plan may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     With certain exceptions regarding "performance based compensation" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate number of Shares which may be granted during any calendar year to any one Eligible Person shall not exceed 400,000.

     Subject to certain adjustment provisions under the Plan, the aggregate number of Shares issued and issuable pursuant to all incentive stock options granted under the Plan shall not exceed 1,200,000. Such maximum number does not include the number of Shares subject to the unexercised portion of any incentive stock option granted under the Plan that expires or is terminated. As of December 31, 1996, there were outstanding options to purchase 716,916 shares of Common Stock with a weighted average exercise price of $1.81 per share. In 1997, the Company granted stock options for an additional 325,000 shares, including 5,000 shares to five Non-Employee Directors with an exercise price equal to the price per share in the Company's recently completed initial public offering, or $8.00 per share, and 5,000 shares to one Non-Employee Director at $8.75 per share.

     The Plan may be administered by one or more committees of the Board of Directors (any such committee, the "Committee") or, if no Committee is designated by the Board of Directors, the Plan shall be administered by the Board of Directors and all references herein to the Committee shall refer to the Board of Directors. The Committee shall consist of (i) two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), (ii) with respect to any grant that is intended to qualify as "performance based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other grant, the Committee shall consist of one or more directors (any of whom also may be an Eligible Person who has been granted or is eligible to be granted Shares under the Plan).

     Subject to the provisions of the Plan, the Committee is authorized to determine which persons are Eligible Persons and to which of such Eligible Persons, if any, and when Shares, options or other performance awards shall be granted, the terms and conditions of any grant, including the number of Shares subject thereto and the circumstances under which the award will become exercisable or vested or are forfeited or expire. The Committee is also authorized to interpret and construe the Plan and adopt, amend and rescind rules and regulations relating to administration of the Plan.

     The Plan provides that unless otherwise provided by the Committee in the written agreement evidencing the award, the terms of any stock option granted under the Plan shall provide (i) that the exercise price thereof shall not be less than 100% of the market value of a share of Common Stock on the date the option is granted, (ii) that the term of such option shall be ten years from the date of grant, (iii) that, upon an Employee ceasing to be employed by the Company for any reason other than death or disability, or a Non-Employee Director ceasing to be a Non-Employee Director of the Company, an option shall not become exercisable to an extent greater than it could have been exercised on the date the Employee's employment by the Company, or the Non-Employee Director's incumbency, as the case may be, ceased, and (iv) that the option shall expire ninety (90) days after the Employee ceases to be employed with the Company or a Non-Employee Director ceases to be a Non-Employee Director of the Company.

     Pursuant to the Plan, the Committee is permitted to allow or require the recipient of any award under the Plan, including any Eligible Person who is a director or officer of the Company, to pay the purchase price of the Shares or other property issuable pursuant to such award, or such recipient's tax withholding obligation with respect to such issuance, or both, in whole or in part, by any one or more of the following means: the delivery of cash; the delivery of other property deemed acceptable by the Committee; the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property; a reduction in the amount of Shares or other property otherwise issuable pursuant to such award; or the delivery of a promissory note of the Eligible Person or of a third party, the terms and conditions of which shall be determined by the Committee.

     If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to awards theretofore granted under this Plan and the exercise or settlement price of such awards, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to such awards thereafter granted under this Plan. The foregoing adjustments shall be applied to any awards or Incentive Stock Options only to the extent permitted by Sections 162(m) and 422 of the Code, respectively.

     Pursuant to the Plan, the Board of Directors may amend or terminate the Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; provided, further, that if an amendment to the Plan would affect the Plan's compliance with Rule 16b-3 under the Exchange Act or Section 422 or 162(m) or other applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act, Sections 422 and 162(m) of the Code, or other applicable provisions of or rules under the Code.

     The following table sets forth information concerning stock options granted to the Named Executive Officers during 1996.

                                                 INDIVIDUAL GRANT                     POTENTIAL REALIZABLE
                                 ------------------------------------------------       VALUE AT ASSUMED
                                              PERCENT OF                                ANNUAL RATES OF
                                 NUMBER OF      TOTAL                                     STOCK PRICE
                                 SECURITIES    OPTIONS                                  APPRECIATION FOR
                                 UNDERLYING   GRANTED TO                                  OPTION TERM
                                  OPTIONS    EMPLOYEES IN   EXERCISE   EXPIRATION     --------------------
             NAME                 GRANTED        1996        PRICE        DATE         5%(1)       10%(1)
-------------------------------  ---------   ------------   --------   ----------     -------     --------
Joel K. Young..................    32,766        66.7%       $ 3.05      02/01/06     $62,849     $159,273

---------------

(1) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the Common Stock, compounded annually over a ten-year period and assuming a fair market value of the Common Stock of $3.05 per share on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the Common Stock will appreciate at any particular rate or at all in future years.

     The following table sets forth the number and value of stock options held by the Named Executive Officers at December 31, 1996. No stock options granted to the Named Executive Officers were exercised during 1996.

                       FISCAL YEAR-END OPTION VALUE TABLE

                                                                                   VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                                      OPTIONS AT YEAR-END             AT YEAR-END(1)
                                                   -------------------------     -------------------------
                      NAME                         EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
-------------------------------------------------  -------------------------     -------------------------
John T. Connor...................................         389,257/--                   $2,817,056/--
Jeffery L. Fuller................................         163,829/--                      810,632/--
C. Eric Baumann..................................          32,766/--                      162,127/--
Joel K. Young....................................          32,766/--                      162,127/--

---------------

(1) The Company's initial public offering of its Common Stock was completed in January 1997. Therefore, solely for purposes of this table, the fair market value per share of Common Stock at December 31, 1996 is assumed to be the offering price per share in the initial public offering or $8.00.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with John T. Connor, the Company's Chairman and Chief Executive Officer, for a two-year term beginning July 18, 1996. The agreement sets forth a base salary of $180,000 per year and provides for an annual bonus to be determined by the Board of Directors. The agreement provides for certain benefits to Mr. Connor, including paid vacations, pension benefits, qualified profit-sharing plans, employee group insurance and disability insurance. The agreement includes a Noncompete Agreement, which is effective during the term of the agreement.

     The Company entered into an employment agreement with Jeffery L. Fuller, the Company's President and Chief Operating Officer, for a two-year term beginning July 18, 1996. The agreement sets forth a base salary of $165,000 per year and provides for an annual bonus in an amount to be determined by the Board of Directors, provided the Company meets or exceeds certain performance objectives provided to the Board of Directors. Mr. Fuller is entitled, at a minimum, to receive a bonus of 20% of his annual salary if the Company meets its annual sales goals and an additional 20% if the Company meets its annual profit goals. The agreement also provides for certain benefits to Mr. Fuller, including paid vacations, pension benefits, qualified profit-sharing plans, employee group insurance and disability insurance. The agreement includes a Noncompete Agreement, which is effective during the term of the agreement.

     On September 30, 1996, Company entered into employment agreements with C. Eric Baumann, Michael P. Wallace and Joel K. Young, each of whom is a Company Vice President. The agreements set forth base salaries and provide for annual bonuses to be determined by the Board of Directors, and provide for certain benefits, including paid vacations, pension benefits, qualified profit-sharing plans, employee group insurance and disability insurance. The term of each such agreement continues for two years, unless otherwise terminated pursuant to the terms of the agreements. Each of these individuals has entered into a Noncompete Agreement effective during the term of each individual's employment agreement.

401(K) PROFIT SHARING & SAVINGS PLAN

     In July 1992, the Company established the Transcrypt International Employees Profit Sharing & Savings Plan (the "Benefit Plan"). The Benefit Plan consists of a 401(k) eligible savings plan, which is intended to comply with Sections 401(a) and 401(k) of the Code and the applicable provisions of the Employee Retirement Income Security Act of 1974, and a profit sharing plan. Amounts contributed to the Benefit Plan are held under a trust intended to be exempt from income tax pursuant to Section 501(a) of the Code. Employees of the Company that have completed at least one year of service are eligible to participate in the profit sharing plan and employees that have completed six months of service are eligible to participate in the

401(k) eligible savings plan. Participating employees are entitled to make pre-tax contributions to their 401(k) accounts, subject to certain maximum annual limits imposed by law ($9,500 in 1996), and certain other limitations. The Company may elect to make a discretionary contribution to the Benefit Plan each year. Employees are always fully vested in their own contributions, and the Company's contributions vest in participating employees over a six-year period at 20% per year beginning in the second year. Distributions generally are payable in a lump-sum after retirement, disability or death and, in certain circumstances, upon termination of employment with the Company for other reasons. The Company has paid contributions to the Benefit Plan (including the 401(k) eligible savings plan and profit sharing plan) of $75,700 in 1996.

                              CERTAIN TRANSACTIONS

     On January 15, 1994, the Company borrowed from the Nebraska Investment Finance Authority ("NIFA") $850,000 in proceeds through the issuance of Industrial Development Revenue Bonds, Series 1994, issued pursuant to a Trust Indenture by and between NIFA and Norwest Bank of Nebraska, N.A., as trustee. In connection with the borrowing, the Company executed a non-amortizing promissory note under which the principal is due in a balloon payment in January 2004. The note bears interest at a rate of 6.25% per annum, with interest due quarterly on July 15, October 15, January 15 and April 15 of each year. The note is secured by a Deed of Trust and Construction Security Agreement from the Company to the trustee. The Company has used the proceeds from the NIFA borrowing to finance the construction of its existing Lincoln facility. The bonds were privately placed with Security National Bank of Superior, which is owned and controlled by certain stockholders of the Company, including the Estate of Harold S. Myers, David C. Myers and Steven Wright.

                    PERSONNEL/COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The following Personnel/Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission ("SEC") or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

THE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") is composed of three directors who are not also employees of the Company. The Committee establishes the overall compensation and employee benefits of the Company and the specific compensation of the Company's executive officers. It is a goal of the Committee to implement executive officer compensation programs that further the business objectives of the Company and that attract, retain and motivate the best qualified executive officers.

     The Company's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that this performance goal, and the long-term interests of the Company's stockholders generally, are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Committee believes that the Company's executive officer compensation policies are consistent with this policy.

     Certain of the Company's executive officers, including the Chief Executive Officer, have written, two-year employment agreements with the Company (see "EXECUTIVE COMPENSATION -- Employment Agreements"). The levels of compensation granted by the Company in such employment agreements, and the levels of compensation granted to other executive officers from time to time, is determined by the Committee based on factors that the Committee deems appropriate. As indicated below, the overall financial performance of the Company is a key factor considered by the Committee in setting compensation levels for executive officers.

     Annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels to be implemented from time to time in written employment agreements with executive officers, are determined by the Committee based primarily on its review and analysis of the following factors:
(i) the responsibilities of the position, (ii) the performance of the individual and his or her general experience and qualifications, (iii) the overall financial performance (including return on equity, levels of general and administrative expense and budget variances) of the Company for the previous year and the contributions to such performance measures by the individual or his or her department, (iv) the officer's total compensation during the previous year, (v) compensation levels paid by comparable companies in similar industries (telecommunications and information security), (vi) the officer's length of service with the Company, and (vii) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

     In addition to the above criteria applicable to executive officers generally, the Chief Executive Officer's compensation for 1996 was based in large part on his progress in satisfying certain additional criteria. These criteria include progress in completing the Company's initial public offering, results in meeting the Company's strategic business plan, achievement of budget and performance objectives that were established for the Company in September 1995 and leadership abilities (including developing an effective senior management team).

     While the Committee establishes salary and bonus levels based on the above described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of the Company's stockholders and enhances the Company's ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by the Company pursuant to the 1996 Stock Incentive Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the Common Stock increases over fair market value on the date of grant. Stock options have been granted to each of the Named Executive Officers and to 19 other officers or key employees of the Company. Through the Stock Incentive Plan, there will be an additional direct relationship between the Company's performance and benefits to executive officer Plan participants.

              Members of the Compensation Committee of the Board of Directors:
                     Terry L. Fairfield, Chairman
                     Thomas R. Thomsen
                     Winston J. Wade

                               PERFORMANCE GRAPH

     The Company's Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on January 22, 1997, the date of completion of the Company's initial public offering of its Common Stock. Prior to such date, there was no market for the Common Stock and no shares were traded. Accordingly, the performance graph has been omitted, as the limited trading history of the Common Stock would not provide meaningful information. Between January 22, 1997 and March 17, 1997, the high and low trading prices of the Common Stock on the Nasdaq National Market, as reported by The Nasdaq Stock Market, Inc., was $10 1/2 and $7 3/4 per share, respectively.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Coopers & Lybrand L.L.P. as the independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 1997. A member of such firm is expected to be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

     If the stockholders of the Company do not ratify the selection of Coopers & Lybrand L.L.P., or if such firm should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Board of Directors or the Audit Committee will appoint other independent public accountants.

     Ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent public accounts will require the affirmative vote of a majority of the Common Stock present and properly voting at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     During 1996, the Company was not a reporting company under the Exchange Act. Accordingly, no filings were required to be made in 1996 under Section 16(a) of the Exchange Act.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders must be received at the Company's executive offices at 4800 NW 1st Street, Lincoln, Nebraska 68521, addressed to the attention of the Secretary, by December 5, 1997 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting.

                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1996 is being mailed to the stockholders of the Company along with this Proxy Statement. The Annual Report contains the Company's Annual Report for the year ended December 31, 1996, including the financial statements and the financial statement schedules and management's discussion and analysis of such financial statements and the report thereon of Coopers & Lybrand L.L.P.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

PROXY                    TRANSCRYPT INTERNATIONAL, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS

    John T. Connor and Terry L. Fairfield, and each of them, with full power of substitution, are hereby appointed proxy to vote the stock of the undersigned in Transcrypt International, Inc. at the Annual Meeting of Stockholders on May 6, 1997, and at any adjournments, to be held at the Company's offices located at 4800 NW 1st Street, Lincoln, Nebraska 68521.

MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" AUTHORITY ON ELECTION OF DIRECTORS AND "FOR" THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL ONE. ELECTION OF DIRECTORS

[ ] FOR all Nominees listed below (except as indicated to  [ ] WITHHOLD AUTHORITY to vote for
    the contrary below)                                        all Nominees listed below

                      Thomas R. Larsen and Winston J. Wade

INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

--------------------------------------------------------------------------------

PROPOSAL TWO. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

             [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN

    Ratification of appointment of Coopers & Lybrand L.L.P. as independent public accountants for fiscal 1997.

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.

                                                      Please sign exactly as
                                                      name appears hereon.

                                                      --------------------------

                                                      --------------------------

                                                      Dated: _____________, 1997

                                                      When shares are held by
                                                      joint tenants, both should
                                                      sign. When signing as
                                                      attorney, as executor,
                                                      administrator, trustee or
                                                      guardian, please indicate
                                                      as such. If a corporation,
                                                      please sign in full
                                                      corporate name by
                                                      President or other
                                                      authorized officer. If a
                                                      partnership, please sign
                                                      in partnership name by
                                                      authorized person.

  I (WE) DO [ ] DO NOT [ ] EXPECT TO ATTEND THE MEETING.

  PLEASE DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED
                         ENVELOPE.